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Exhibit 24.2

POWER OF ATTORNEY

        Each of the undersigned Directors of PG&E Corporation hereby constitutes and appoints BRUCE R. WORTHINGTON, LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Form 10-K Annual Report for the year ended December 31, 2004, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, we have signed these presents this 16th day of February, 2005.

/s/ DAVID R. ANDREWS David R. Andrews	/s/ ROBERT D. GLYNN, JR. Robert D. Glynn, Jr.
/s/ LESLIE S. BILLER Leslie S. Biller	/s/ DAVID M. LAWRENCE, MD David M. Lawrence, MD
/s/ DAVID A. COULTER David A. Coulter	/s/ MARY S. METZ Mary S. Metz
/s/ C. LEE COX C. Lee Cox	/s/ BARBARA L. RAMBO Barbara L. Rambo
/s/ PETER A. DARBEE Peter A. Darbee	/s/ BARRY LAWSON WILLIAMS Barry Lawson Williams

POWER OF ATTORNEY

        PETER A. DARBEE, the undersigned, President and Chief Executive Officer of PG&E Corporation, hereby constitutes and appoints BRUCE R. WORTHINGTON, LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as President and Chief Executive Officer (principal executive officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 2004, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have signed these presents this 16th day of February, 2005.

/s/ PETER A. DARBEE Peter A. Darbee

POWER OF ATTORNEY

        CHRISTOPHER P. JOHNS, the undersigned, Senior Vice President, Chief Financial Officer, and Controller of PG&E Corporation, hereby constitutes and appoints BRUCE R. WORTHINGTON, LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Senior Vice President, Chief Financial Officer, and Controller (principal financial officer and principal accounting officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 2004, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have signed these presents this 16th day of February, 2005.

/s/ CHRISTOPHER P. JOHNS Christopher P. Johns

POWER OF ATTORNEY

        Each of the undersigned Directors of Pacific Gas and Electric Company hereby constitutes and appoints BRUCE R. WORTHINGTON, LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his or her attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the Form 10-K Annual Report for the year ended December 31, 2004, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, we have signed these presents this 16th day of February, 2005.

/s/ DAVID R. ANDREWS David R. Andrews	/s/ DAVID M. LAWRENCE, MD David M. Lawrence, MD
/s/ LESLIE S. BILLER Leslie S. Biller	/s/ MARY S. METZ Mary S. Metz
/s/ DAVID A. COULTER David A. Coulter	/s/ BARBARA L. RAMBO Barbara L. Rambo
/s/ C. LEE COX C. Lee Cox	/s/ GORDON R. SMITH Gordon R. Smith
/s/ PETER A. DARBEE Peter A. Darbee	/s/ BARRY LAWSON WILLIAMS Barry Lawson Williams
/s/ ROBERT D. GLYNN, JR. Robert D. Glynn, Jr.

POWER OF ATTORNEY

        GORDON R. SMITH, the undersigned, President and Chief Executive Officer of Pacific Gas and Electric Company, hereby constitutes and appoints BRUCE R. WORTHINGTON, LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as President and Chief Executive Officer (principal executive officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 2004, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have signed these presents this 16th day of February, 2005.

/s/ GORDON R. SMITH Gordon R. Smith

POWER OF ATTORNEY

        KENT M. HARVEY, the undersigned, Senior Vice President—Chief Financial Officer and Treasurer of Pacific Gas and Electric Company, hereby constitutes and appoints BRUCE R. WORTHINGTON, LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Senior Vice President—Chief Financial Officer and Treasurer (principal financial officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 2004, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have signed these presents this 16th day of February, 2005.

/s/ KENT M. HARVEY Kent M. Harvey

POWER OF ATTORNEY

        DINYAR B. MISTRY, the undersigned, Vice President—Controller of Pacific Gas and Electric Company, hereby constitutes and appoints BRUCE R. WORTHINGTON, LINDA Y.H. CHENG, WONDY S. LEE, ERIC MONTIZAMBERT, GARY P. ENCINAS, and KATHLEEN HAYES, and each of them, as his attorneys in fact with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Vice President—Controller (principal accounting officer) of said corporation the Form 10-K Annual Report for the year ended December 31, 2004, required by Section 13 or 15(d) of the Securities Exchange Act of 1934 and any and all amendments and other filings or documents related thereto, and hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have signed these presents this 16th day of February, 2005.

/s/ DINYAR B. MISTRY Dinyar B. Mistry

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  Exhibit 24.2
POWER OF ATTORNEY